UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  Ju1y 1, 2005

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LOYALTYPOINT, INC.

(Exact Name of Registrant as Specified in Its Charter)

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Delaware	000-21235	11-2780723
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3885 Crestwood Parkway

Suite 550

Duluth, GA 30096
(770) 638-5101

(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 1 2005 Mr. Robert Scellato resigned his position as a director of LoyaltyPoint, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOYALTYPOINT, INC.
By:	/s/ JEFFREY S. BENJAMIN
Chief Financial Officer

Date: July 8, 2005

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